UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016

HAYNES INTERNATIONAL, INC.

(Exact name of registrant as specified in
its charter)

Delaware	001-33288	06-1185400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 West Park Avenue Kokomo, Indiana	46904-9013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 456-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2016, upon recommendation of the Compensation Committee of the Board of Directors of Haynes International, Inc. (the “Company”) , the Board of Directors of the Company approved the Haynes International, Inc. 2016 Incentive Compensation Plan (the “2016 Plan”), and submittal of the 2016 Plan to the stockholders for their consideration and approval. On March 1, 2016, at the Company’s 2016 annual meeting of stockholders, the stockholders of the Company approved the 2016 Plan. The terms and conditions of the 2016 Plan are described on pages 41 through 48 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 28, 2016. This description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Plan, which was filed as Annex A to the Company’s Definitive Proxy Statement on Schedule 14A, is filed as an exhibit to this report, and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 1, 2016, the Company held its annual meeting of stockholders.  The following is a summary of the matters voted on at the meeting:

1.              The seven nominees for director were elected to serve for a one-year term:

Nominee	For	Against/Withheld	Non-Vote
Donald C Campion	11,710,518	180,694	208,016
Mark M Comerford	11,758,761	132,756	208,016
John C Corey	11,710,736	180,656	208,016
Robert H Getz	11,763,206	111,965	208,016
Timothy J McCarthy	11,706,543	179,562	208,016
Michael L Shor	11,761,611	113,460	208,016
William P Wall	11,688,096	181,787	208,016

2.              The appointment of Deloitte & Touche, LLP as the Company’s independent auditor for the fiscal year ending September 30, 2016 was ratified by the following stockholder vote:

For	Against/Withhold	Abstain	Non-Vote
11,952,745	149,972	2,102	0

3.              On the advisory vote to approve the compensation of the Company’s Named Executive Officers, the stockholders voted as follows:

For	Against/Withhold	Abstain	Non-Vote
11,738,357	151,533	2,113	208,016

4.              On approval of the Haynes International, Inc. 2016 Incentive Compensation Plan, the stockholders voted as follows:

For	Against/Withhold	Abstain	Non-vote
11,118,221	770,903	2,879	208,016

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Haynes International, Inc. 2016 Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Haynes International, Inc.

Date: March 7, 2016	By:	/s/ Janice Gunst
Janice Gunst
Vice President – General Counsel

Exhibit Index

Exhibit Number	Description

10.1	Haynes International, Inc. 2016 Incentive Compensation Plan